





APPLE HOSPITALITY REIT

Investor Presentation

September 2016 • NYSE:APLE







FORWARD-LOOKING STATEMENTS

Certain statements made in this presentation are forward-looking statements. These forward-looking statements include statements regarding our intent, belief or current expectations and are based on various assumptions. These statements involve substantial risks and uncertainties. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. Forward-looking statements may include, but are not limited to, statements regarding net asset value and potential trading prices. Words such as "anticipates," "believes," "expects," "estimates," "projects," "plans," "intends," "may," "will," "would" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results or outcomes may differ materially from those contemplated by the forward-looking statement. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or reverse any forward-looking statement to reflect changed assumptions or the occurrence of unanticipated events on changes to future operating results, unless required to do so by law. Factors that might cause such differences include, but are not limited to, the ability of Apple Hospitality REIT, Inc. (the "Company," "Apple Hospitality," "Apple" or "APLE") to effectively acquire and dispose of properties; the ability of Apple Hospitality to successfully integrate recent and pending transactions and implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions; adverse changes in the real estate and real estate capital markets; financing risks; the outcome of current and future litigation; regulatory proceedings or inquiries; changes in laws or regulations or interpretations of current laws and regulations that impact Apple Hospitality's business, assets or classification as a real estate investment trust or other risks detailed in filings made by Apple Hospitality with the Securities and Exchange Commission ("SEC"). Although Apple Hospitality believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by Apple Hospitality or any other person that the results or conditions described in such statements or the objectives and plans of Apple Hospitality will be achieved.

Apple Hospitality completed the acquisition of Apple REIT Ten, Inc. ("Apple REIT Ten") on September 1, 2016.

Cover photos: Home2 Suites, Atlanta, GA; Hilton Garden Inn, Denver, CO; Residence Inn, Fort Lauderdale, FL; Residence Inn, Burbank, CA; Courtyard, Franklin, TN; Homewood Suites, Cape Canaveral, FL

COMPANY PROFILE


Residence Inn Marriott
Residence Inn, Burbank, CA

33 States

96 MSAs

236 Hotels

30,298 Guestrooms

4 yrs. Average Effective Age

3.0x Net Debt/Adjusted EBITDA

$4.4 Billion Equity Market Cap

Note: Statistics as of August 31, 2016 and include Apple REIT Ten. Net Debt/Adjusted EBITDA calculation based on outstanding debt less cash on hand as of August 31, 2016 and 2016 Estimated Pro Forma Adjusted EBITDA as of August 31, 2016. Equity market cap based on August 31, 2016 closing price.

APPLE HOSPITALITY REIT

HIGH QUALITY PORTFOLIO


COURTYARD
COURTYARD
Richmond, VA
135 Keys


SPRINGHILL SUITES
Burbank, CA
170 Keys


Hampton Inn & Suites
HAMPTON INN & SUITES
Phoenix, AZ
125 Keys


HOMEWOOD SUITES
Round Rock, TX
115 Keys

APPLE HOSPITALITY REIT

EQUITY MARKET CAPITALIZATION ($ millions)


Upscale
Upper Upscale
Apple Hospitality
$13,199
$4,383
$3,173
$3,008
$2,902
$2,161
$2,127
$1,812
$1,248
$983
$829
$795
$670
HST
APLE (1)
LHO
SHO
RLJ
PEB
DRH
XHR
INN
FCH
HT
CLDT
AHT

Largest select service public lodging REIT with a sharp focus on upscale hotels

Source: SNL Financial as of August 31, 2016.
(1) Apple Hospitality based on APLE's closing share price of $19.62 and outstanding common shares at August 31, 2016, including shares issued in conjunction with the merger with Apple REIT Ten.

APPLE HOSPITALITY REIT

ACQUIRED HIGHLY COMPLEMENTARY APPLE REIT TEN PORTFOLIO 9/1/16


Fairfield Inn & Suites, Tustin, CA


Hampton Inn & Suites, Colorado Springs, CO


Homewood Suites, Cape Canaveral, FL


Hilton Garden Inn, Denver, CO


Residence Inn, San Juan Capistrano, CA


Courtyard, Franklin, TN

- Strengthens position as the largest upscale select service focused lodging REIT
- Further diversifies broad geographically diversified portfolio
- Significant growth while maintaining an upscale select service portfolio with continued exclusive focus on Marriott® and Hilton® brands and a well maintained portfolio with an average age of 4 years since opening or last renovated
- Maintains consistent low leverage strategy
- Expected to be accretive in first year, after closing
- Potential cost of capital advantages through increased access to public debt and equity
- Cost effective issuance of stock resulting in an approximate 28% increase in equity market capitalization

MANAGEMENT TEAM WITH DEEP INDUSTRY EXPERIENCE OVER MULTIPLE HOTEL CYCLES

- Average executive tenure with the Apple REIT Companies is more than 14 years
- Established and operated 8 public hospitality REITs
- Raised and invested approximately $7 billion in hotel assets
- Purchased over 400 hotels
- Managed $600 million in CapEx and renovation spending
- Sold 4 REITs in 3 transactions totaling $2.7 billion
- Completed $1.3 billion Apple REIT Ten merger
- Representation on 7 Marriott® & Hilton® brand advisory boards, numerous brand advisory committees and leadership role in AH&LA

APPLE HOSPITALITY REIT

PROVEN INVESTMENT STRATEGY



Concentrate on Upscale, rooms focused product



Pursue broad geographic diversification

HILTON WORLDWIDE

MARRIOTT

Partner with the best brands in that category



Hire brand leading operators and enhance performance through benchmarking and asset management



Strategically reinvest in assets to establish and maintain competitive advantage

3.0x[1]

Maintain a strong, flexible balance sheet

(1) Net Debt/Adjusted EBITDA calculation includes Apple REIT Ten and is based on outstanding debt less cash on hand as of August 31, 2016 and 2016 Estimated Pro Forma Adjusted EBITDA as of August 31, 2016.

WHY ROOMS FOCUSED PRODUCT?

Strong Consumer Demand & Broad Appeal + Simple, Efficient Operating Model = High Margins with Lower Volatility

With more than 28,000 select service and extended stay hotel rooms, Apple Hospitality is one of the largest owners of select service and extended stay hotel rooms in the industry.

EFFICIENT HOTEL OPERATIONS

YTD 6/30/16 Hotel EBITDA Margin and RevPAR Comparison


Upscale
Upper Upscale
Apple Hospitality
42%
39%
39%
37%
36%
34%
33%
33%
33%
32%
30%
30%
29%
$132
$106
$115
$135
$161
$123
$152
$196
$210
$178
$162
$150
$178
CLDT
APLE [1]
INN
RLJ
HT
AHT
XHR
LHO
PEB
DRH
SHO
FCH
HST
RevPAR

Higher operating margins provide a more stable cash flow stream

Source: Public company filings as of June 30, 2016.
(1) Refer to appendix for reconciliation to net income.

APPLE HOSPITALITY REIT

GEOGRAPHIC DIVERSITY



3%
4%
11%
4%
5%
6%
3%
4%
3%
3%
5%
Apple Hospitality REIT owns a property in this market
Apple Hospitality REIT owns more than one property in this market

Adjusted Hotel EBITDA contribution by market type



Urban 22%
Suburban 59%
Airport 7%
Interstate 3%
Resort 4%
Small Metro 5%

Disciplined strategy of investing in urban, high end suburban, and developing markets where diverse demand generators and proximity to guest amenities drive strong, consistent performance.

Note: Highlighted MSAs represent largest MSAs in Apple Hospitality's portfolio including the Apple REIT Ten portfolio, based on Pro Forma Adjusted Hotel EBITDA contribution for the six months ended June 30, 2016. Pro Forma Adjusted Hotel EBITDA contribution by market type based on six months ended June 30, 2016, including the Apple REIT Ten portfolio.

APPLE HOSPITALITY REIT

CONCENTRATED BRAND OWNERSHIP

Ranked among top five largest owners for both Hilton® and Marriott®

HILTON WORLDWIDE

50%(1)



HOMEWOOD SUITES BY HILTON
HOME2
COURTYARD Marriott
FAIRFIELD INN & SUITES Marriott
MARRIOTT
RENAISSANCE HOTELS
Upscale
Upper Midscale
Upper Upscale
Hilton Garden Inn
Residence Inn Marriott
Hilton HOTELS & RESORTS
Hampton by HILTON
SPRINGHILL SUITES MARRIOTT
TOWNEPLACE SUITES MARRIOTT
EMBASSY SUITES by HILTON

MARRIOTT

50%(1)

(1) Statistics are based on the number of guestrooms owned by Apple Hospitality as of September 1, 2016, including the Apple REIT Ten portfolio.

APPLE HOSPITALITY REIT

WHY MARRIOTT® & HILTON ®?

RevPAR Premiums
select service brands outperform comparable hotels across North America

Institutional Brands
foster strong resale market, financing flexibility and investor confidence

Global Distribution
more than 9,000 hotels worldwide with locations in approximately 100 countries and territories creates strong consumer awareness

Premier System Standards
drive consistent quality, award winning service, innovative design, and modern amenities

MARRIOTT

HILTON WORLDWIDE

Effective Brand Segmentation
wide array of hospitality choices with variety of brands that appeal to broad range of travelers

Brand Channels Deliver Guests
approximately 60% of all North American bookings come directly from brand channels

HILTON HHONORS

Marriott REWARDS

Strong Loyalty Programs
more than 100 million members combined account for approximately 50% of North American room nights

Apple Hospitality's hotels benefit from industry leading brand affiliation

Source: Marriott and Hilton.

BENEFITS OF CONCENTRATED BRAND STRATEGY

Focus

Exclusive ownership of Hilton® & Marriott® branded hotels has yielded expertise and influence with brands

Expertise

One of the largest owners of Hilton® & Marriott® Upscale hotels

Influence

Unparalleled representation on Brand Advisory Boards with management serving on 7 boards

APPLE HOSPITALITY REIT

HISTORY OF APPLE REIT BRAND OWNERSHIP

	Total Hotels Owned[1]	Current Hotel Ownership[2]
Embassy Suites by Hilton®	2	2
Hampton Inn by Hilton® and Hampton Inn & Suites by Hilton®	52	36
Hilton®	1	1
Hilton Garden Inn®	58	41
Home2 Suites by Hilton®	6	6
Homewood Suites by Hilton®	62	34
Courtyard by Marriott®	62	39
Fairfield Inn by Marriott® and Fairfield Inn & Suites by Marriott®	20	11
Marriott® Hotels	7	4
Renaissance® Hotels	1	1
Residence Inn by Marriott®	102	32
SpringHill Suites by Marriott®	26	17
TownePlace Suites by Marriott®	21	12
Total	**420**	**236**

(1) Hotels owned by the various Apple REIT Companies since the first hospitality REIT in 1999.
(2) Hotels owned by Apple Hospitality as of September 1, 2016, including the Apple REIT Ten portfolio.

HIGH QUALITY OPERATORS

100%	portfolio operated by 3rd party property managers
93%(1)	of 3rd party property management contracts are independent of brand management
22	award winning operating companies provide a platform for comparative analytics and shared best practices
23%(2)	average of operators' portfolios represented by Apple Hospitality

Scale within our management companies' portfolios provides for substantial influence

(1) Based on hotels owned by Apple Hospitality as of September 1, 2016.
(2) Calculated based on number of hotels owned by Apple Hospitality as of September 1, 2016 and excludes brand management representation percentages.

APPLE HOSPITALITY REIT

MANAGEMENT CONTRACT TRANSFORMATION

Original Structure

Base Management Fee
Typically 3% of Revenues

+

Incentive Management Fee
% of Operating Profit if > Owner's Priority

Owner's Priority defined at acquisition as a fixed rate of return based on purchase price.

Specific market dynamics impact ability to achieve and may yield payouts based on market versus management company efforts.

New Structure

Variable Management Fee
2.5% - 3.5% of Revenues

Sliding scale tied to hotel specific balanced scorecard goals/performance compared to other participating hotels.

Balanced Scorecard Metrics

- Gross operating profit vs budget
- STR, Inc. market index targets
- Brand and Trip Advisor guest satisfaction scores
- Flow-through targets
- Forecast accuracy

Better aligns owner and manager to maximize performance in all market environments.

Maintained flexibility with over 70% of our management contracts converted to the new structure and terminable within one year or upon sale.

WELL MAINTAINED PORTFOLIO

Quality Portfolio with Average Effective Age of 4 Years…[1]


9+ Years
1%
7-8 Years
13%
0-6 Years
86%

Years since built or last renovated

…the Result of Consistent Reinvestment…


$115
$139
$181
$239
$313
$385
$455
2010
2011
2012
2013
2014
2015
2016
Forecast
Cumulative CapEx ($ in millions)

…Leads to Traveler Satisfaction Outperformance.



4.33 out of 5.00 weighted average Trip Advisor rating[2]

Consistent reinvestment provides for strong customer satisfaction and more predictable future capital needs

Note: Statistics based on hotels owned as of June 30, 2016 by the Company and Apple REIT Ten and represent periods of ownership by the Company, Apple REIT Seven, Inc., Apple REIT Eight, Inc., or Apple REIT Ten.
(1) Average Effective Age calculated as of June 30, 2016 and represents years since hotels were built or last renovated.
(2) Apple Hospitality and Apple REIT Ten property Trip Advisor ratings as of June 30, 2016.

APPLE HOSPITALITY REIT

APPLE REIT TEN MERGER OVERVIEW (Merger Closed 9/1/16)

	APPLE HOSPITALITY REIT	Apple REIT Ten	Pro Forma Combined Company[4]
Enterprise Value[1]	$4.4 billion	$1.3 billion	$5.7 billion
Equity Market Cap[1]	$3.4 billion	$1.0 billion	$4.4 billion
Hotels (as of 8/31/16)	180	56	236
Guestrooms (as of 8/31/16)	23,089	7,209	30,298
YTD 6/30/16 Comparable Hotels RevPAR	$106.13	$101.08	$104.93
Average Effective Age[2]	4 years	3 years	4 years
Number of States	32	17	33
Brands[3]	54% Marriott 46% Hilton	37% Marriott 63% Hilton	50% Marriott 50% Hilton

(1) Reflects APLE closing price on August 31, 2016 of $19.62 and merger consideration.
(2) Years since built or renovated as of 8/31/16.
(3) Based on number of guestrooms as of 8/31/16.
(4) Information provided for the Pro Forma Combined Company reflects the total of each of Apple Hospitality and Apple REIT Ten for the particular metric referenced and for the period or point in time referenced. No adjustments have been made for any anticipated changes in the combined companies except to reflect the consideration in the transaction and anticipated closing costs.

APPLE HOSPITALITY REIT

PRO FORMA COMBINED CAPITALIZATION

Pro Forma Combined Company has a conservative and flexible balance sheet with a Net Debt / 2016E Pro Forma Adjusted EBITDA of 3.0x

Pro Forma Combined Capitalization

(in thousands, except per share amounts)	Apple Hospitality	Apple REIT Ten	Transaction Adjustments	Pro Forma Combined Company[5]
Equity				
Total Shares Outstanding (As of 8/31/2016)	**174,676**	**93,374[3]**	**(44,644)**	**223,406**
APLE closing price (8/31/2016)[1]	$19.62	$11.24		$19.62
Equity Market Capitalization	**$3,427,143**	**$1,049,524**	**($93,441)**	**$4,383,226**
Debt				
Property Debt[2]	$397,978	$145,665	$ -	$543,643
Credit Facility/Term Loan[2]	607,500	111,100	103,441	822,041
Total Debt	**$1,005,478**	**$256,765**	**$103,441**	**$1,365,684**
Total Enterprise Value	**$4,432,621**	**$1,306,289**	**$10,000[4]**	**$5,748,910**

(1) Apple REIT Ten implied share price based on APLE closing price on 8/31/16.
(2) Outstanding debt as of 8/31/2016, transaction adjustments consist of incremental debt to fund the cash consideration in the merger and estimated closing costs.
(3) Includes conversion of Series B Convertible Preferred Shares.
(4) Represents estimated closing costs.
(5) Information provided for the Pro Forma Combined Company reflects the total of each of Apple Hospitality and Apple REIT Ten for the particular metric referenced and for the period or point in time referenced. No adjustments have been made for any anticipated changes in the combined companies except to reflect the consideration in the transaction and anticipated closing costs.

APPLE HOSPITALITY REIT

FLEXIBLE BALANCE SHEET

3.0X Net Debt / 2016 Estimated Pro Forma Adjusted EBITDA

Debt Composition (1)



Revolver
25%
Term Loan
35 %
Property Debt
40%
UNENCUMBERED
PORTFOLIO
196 Hotels
24,907 Keys

DEBT MATURITY SCHEDULE (1) (2) ($ in millions)



Hotels: 6
Keys: 833
Rate: 5.9%
Hotels: 8
Keys: 841
Rate: 6.0%
Hotels: 2
Keys: 180
Rate: 4.8%
Revolver
Rate: 2.1%
Hotels: 1
Keys: 130
Rate 4.2%
Term loan
Rate: 2.8%(3)
Hotels: 3
Keys: 351
Rate 6.3%
Term loan
Rate: 2.5%(3)
Hotels: 20
Keys: 3,056
Rate: 4.5%
Term loan
Rate: 3.1%(3)
$71
$75
$22
$347
$16
$425
$37
$17
$323
$33
2016
2017
2018
2019
2020
2021
2022
and after

Low debt and staggered maturities facilitate agile balance sheet strategy

(1) Based on outstanding balance as of August 31, 2016, excluding unamortized fair value adjustment of assumed debt and unamortized debt issuance costs and including debt assumed or incurred in connection with the Apple REIT Ten merger.
(2) Excludes yearly amortization.
(3) Interest rate includes effect of interest rate swaps and LIBOR rate at August 31, 2016.

POSITIVE INDUSTRY FUNDAMENTALS

US Hotel Forecast
% Change vs. Prior Year

	2016			2017		
	STR	CBRE	PwC	STR	CBRE	PwC
Supply	1.6%	1.6%	1.7%	2.0%	2.0%	1.9%
Demand	1.6%	1.7%	1.4%	1.6%	1.8%	1.5%
RevPAR	3.2%	3.6%	3.1%	2.8%	3.9%	2.9%

Source: Smith Travel Research (STR) August 2016; CBRE Hotel Horizons September – November 2016 Edition; PwC Hospitality Directions US August 2016

APPLE HOSPITALITY REIT

COMPARABLE HOTELS FINANCIAL HIGHLIGHTS

($ in thousands except statistical data)

	Three Months Ended June 30,			Six Months Ended June 30,		
	2016	2015	% CHANGE	2016	2015	% CHANGE
RevPAR	$113.59	$108.09	5.1%	$106.13	$101.53	4.5%
Revenue	$257,589	$244,511	5.3%	$482,173	$459,984	4.8%
Adjusted Hotel EBITDA	$105,574	$98,109	7.6%	$189,012	$176,961	6.8%
Adjusted Hotel EBITDA Margins	41.0%	40.1%	+90 bps	39.2%	38.5%	+70 bps

Note: Comparable Hotels is defined as the 179 hotels owned by the Company as of June 30, 2016. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel at the time of acquisition and have not been audited or adjusted. Refer to appendix for reconciliation to net income.

APPLE HOSPITALITY REIT

2016 GUIDANCE


Homewood Suites, Denton, TX

	CURRENT OUTLOOK	
	Low	High
Comparable Hotels RevPAR Growth[(1)]	2.0%	4.0%
Adjusted EBITDA[(2)]	$370 million	$390 million

Note: The Company's achievement of the current outlook is subject to risks and uncertainties, including those disclosed in the Company's filings with the Securities and Exchange Commission. The Company's guidance is based on management's current view of both operating and economic fundamentals of the Company's existing portfolio of hotels and does not take into account the impact of any unanticipated developments in its business or changes in its operating environment, nor does it take into account any unannounced hotel acquisitions or dispositions.

(1) Includes Apple REIT Ten as if acquired 1/1/15
(2) Includes Apple REIT Ten for the period of 9/1/16 – 12/31/16

CORPORATE GOVERNANCE ALIGNS WITH SHAREHOLDERS

- Audit, Compensation and Corporate Governance Committees are independent.
- Regular executive sessions of independent directors.
- Required resignation of an incumbent director not receiving majority of votes cast in election.
- 80% of executive target compensation is incentive based.
- Required share ownership of:
  - 5 times salary for CEO
  - 3 times salary for other executive officers, and
  - 2 times cash compensation for directors.

Board of Directors with Effective Experience

Glade M. Knight – Executive Chairman
Founder, Apple Hospitality REIT; Former Chairman/CEO, Cornerstone Realty NYSE:TCR

Justin G. Knight – Director
President & Chief Executive Officer, Apple Hospitality REIT

Glenn W. Bunting– Director
President, GB Corporation

Jon A. Fosheim– Director
Co-founder, Green Street Advisors

Bruce H. Matson– Director
Chief Legal Officer, LeClairRyan

Daryl A. Nickel– Director
Former Executive Vice President Lodging Development, Marriott® International

L. Hugh Redd– Director
Former Chief Financial Officer, General Dynamics

INVESTMENT SUMMARY

Focused on Performance

- Management team with extensive transaction and operations experience
- Strong regional and national operators
- Analytical approach to drive property level results
- Scale to negotiate attractive national contracts

Structured to Reduce Risk

- Exclusively invested in Marriott® and Hilton® branded hotels which benefit from strong reservation systems and loyalty programs
- Focused on Upscale category where simple operations yield high margins
- Broad geographic diversification reduces portfolio volatility
- Well maintained portfolio with average effective age of 4 years
- Low debt provides security through cycles

Poised for Growth

- Continued growth in US economy
- Positive supply and demand dynamics in most markets
- Occupancy above prior peak in many markets
- Rate growth driving margin expansion
- Balance sheet strength enables management to pursue accretive transactions

Management is focused on generating strong risk adjusted returns over time

APPENDIX


Hampton Inn & Suites
9480

Hampton Inn & Suites, Rosemont, IL

APPLE HOSPITALITY REIT

COMPANY OVERVIEW

ENTITY	Apple Hospitality REIT, Inc.
EXCHANGE: TICKER	NYSE: APLE
DIVIDEND YIELD at 8/31/2016	6.1% yield, annual rate of $1.20 per share, paid monthly
AVERAGE TRADING VOLUME (1/1/16 - 8/31/16)	700,000 shares per day
EQUITY MARKET CAP (8/31/2016)(1)	$4.4 Billion
DEBT (8/31/2016) (1)	$1.4 Billion
TOTAL CAPITALIZATION (8/31/2016) (1)	$5.7 Billion
REAL ESTATE PORTFOLIO at 8/31/2016(1)	236 hotels, exclusively Marriott® and Hilton® brands
GEOGRAPHIC DIVERSIFICATION	33 states, 96 MSAs
2015 REVENUE(1)	$1.2 Billion
2016 ADJUSTED HOTEL EBITDA MARGIN COMPARABLE HOTELS(2)	39.2%
2015 CAPEX(1)	$72 Million
MANAGEMENT TEAM	14 years average industry experience
EXECUTIVE TARGET COMPENSATION STRUCTURE	80% executive target compensation incentive based

(1) Proforma including Apple REIT Ten, Inc., merger closed 9/1/16.
(2) See following pages for reconciliation to net income year to date 6/30/16.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	June 30, 2016 (Unaudited)	December 31, 2015
Assets		
Investment in real estate, net of accumulated depreciation of $489,860 and $423,057, respectively	$ 3,603,695	$ 3,641,767
Cash and cash equivalents	21,614	-
Restricted cash-furniture, fixtures and other escrows	20,729	22,651
Due from third party managers, net	45,093	24,743
Other assets, net	34,335	33,614
Total Assets	$ 3,725,466	$ 3,722,775
Liabilities		
Revolving credit facility	$ 155,600	$ 114,800
Term loans	470,411	421,444
Mortgage debt	396,641	461,859
Accounts payable and other liabilities	77,245	77,614
Total Liabilities	1,099,897	1,075,717
Shareholders' Equity		
Preferred stock, authorized 30,000,000 shares; none issued and outstanding	-	-
Common stock, no par value, authorized 800,000,000 shares; issued and outstanding 174,670,726 and 174,368,340 shares, respectively	3,506,613	3,500,584
Accumulated other comprehensive loss	(14,252)	(2,057)
Distributions greater than net income	(866,792)	(851,469)
Total Shareholders' Equity	2,625,569	2,647,058
Total Liabilities and Shareholders' Equity	$ 3,725,466	$ 3,722,775

Note: The Consolidated Balance Sheets and corresponding footnotes can be found in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2016.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(in thousands, except per share data) (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2016	2015	2016	2015
Revenues:				
Room	$ 237,340	$ 214,991	$ 443,490	$ 407,004
Other	20,296	19,383	38,633	37,722
Total revenue	257,636	234,374	482,123	444,726
Expenses:				
Operating	61,459	57,152	118,288	111,757
Hotel administrative	18,857	17,408	37,055	34,564
Sales and marketing	19,896	17,880	37,915	34,978
Utilities	7,719	7,559	15,319	15,717
Repair and maintenance	9,605	9,357	18,689	18,526
Franchise fees	10,933	9,887	20,378	18,709
Management fees	8,947	8,085	16,984	15,590
Property taxes, insurance and other	13,076	11,716	25,528	23,277
Ground lease	2,506	2,507	4,972	5,008
General and administrative	5,060	3,699	9,888	9,246
Transaction costs	1,116	5,825	1,409	7,049
Depreciation	33,824	31,135	67,308	61,854
Total expenses	192,998	182,210	373,733	356,275
Operating income	64,638	52,164	108,390	88,451
Interest and other expense, net	(9,560)	(7,226)	(18,363)	(14,963)
Gain (loss) on sale of real estate	-	(271)	-	15,358
Income before income taxes	55,078	44,667	90,027	88,846
Income tax expense	(360)	(422)	(623)	(734)
Net income	$ 54,718	$ 44,245	$ 89,404	$ 88,112
Other comprehensive income (loss):				
Unrealized loss on interest rate derivatives	(5,501)	(185)	(12,195)	(459)
Cash flow hedge losses reclassified to earnings	-	785	-	785
Comprehensive income	$ 49,217	$ 44,845	$ 77,209	$ 88,438
Basic and diluted net income per common share	$ 0.31	$ 0.24	$ 0.51	$ 0.47
Weighted average common shares outstanding - basic and diluted	174,667	185,351	174,667	185,896

Note: The Consolidated Statements of Operations and Comprehensive Income and corresponding footnotes can be found in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2016.

APPLE HOSPITALITY REIT

THE FOLLOWING TABLE RECONCILES THE COMPANY'S GAAP NET INCOME TO EBITDA, ADJUSTED EBITDA AND ADJUSTED HOTEL EBITDA FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2016 AND 2015

(Unaudited) (in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2016	2015	2016	2015
Net income	$ 54,718	$ 44,245	$ 89,404	$ 88,112
Depreciation	33,824	31,135	67,308	61,854
Amortization of favorable and unfavorable leases, net	119	133	381	2,156
Interest and other expense, net	9,560	7,226	18,363	14,963
Income tax expense	360	422	623	734
EBITDA	98,581	83,161	176,079	167,819
Transaction costs	1,116	5,825	1,409	7,049
(Gain) loss on sale of real estate	-	271	-	(15,358)
Non-cash straight-line ground lease expense	817	849	1,636	1,699
Adjusted EBITDA	$ 100,514	$ 90,106	$ 179,124	$ 161,209
General and administrative expense	5,060	3,699	9,888	9,246
Adjusted Hotel EBITDA	$ 105,574	$ 93,805	$ 189,012	$ 170,455

APPLE HOSPITALITY REIT

THE FOLLOWING TABLE RECONCILES THE COMPANY'S GAAP NET INCOME TO FFO AND MFFO FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2016 AND 2015

(Unaudited) (in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2016	2015	2016	2015
Net income	$ 54,718	$ 44,245	$ 89,404	$ 88,112
Depreciation of real estate owned	33,594	30,906	66,848	61,395
(Gain) loss on sale of real estate	-	271	-	(15,358)
Amortization of favorable and unfavorable leases, net	119	133	381	2,156
Funds from operations	88,431	75,555	156,633	136,305
Transaction costs	1,116	5,825	1,409	7,049
Non-cash straight-line ground lease expense	817	849	1,636	1,699
Modified funds from operations	$ 90,364	$ 82,229	$ 159,678	$ 145,053

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC.
COMPARABLE HOTELS OPERATING METRICS AND STATISTICAL DATA
(Unaudited) (in thousands except statistical data)

	Three Months Ended June 30, 2016	Three Months Ended June 30, 2015	% Change	Six Months Ended June 30, 2016	Six Months Ended June 30, 2015	% Change
Room revenue	$ 237,340	$ 224,168	5.9%	$ 443,490	$ 418,850	5.9%
Other revenue	20,249	20,343	(0.5)%	38,683	41,134	(6.0)%
Total revenue	257,589	244,511	5.3%	482,173	459,984	4.8%
Total operating expenses	152,015	146,402	3.8%	293,161	283,023	3.6%
Adjusted Hotel EBITDA	$ 105,574	$ 98,109	7.6%	$ 189,012	$ 176,961	6.8%
Adjusted Hotel EBITDA Margin %	41.0%	40.1%	90 bps	39.2%	38.5%	70 bps
ADR (Comparable Hotels)	$ 138.16	$ 131.97	4.7%	$ 135.79	$ 129.95	4.5%
Occupancy (Comparable Hotels)	82.2%	81.9%	0.4%	78.2%	78.1%	0.1%
RevPAR (Comparable Hotels)	$ 113.59	$ 108.09	5.1%	$ 106.13	$ 101.53	4.5%
ADR (Actual)	$ 138.16	$ 131.33	5.2%	$ 135.79	$ 128.51	5.7%
Occupancy (Actual)	82.2%	81.8%	0.5%	78.2%	77.6%	0.8%
RevPAR (Actual)	$ 113.59	$ 107.43	5.7%	$ 106.13	$ 99.72	6.4%
Reconciliation to Actual Results						
Total Revenue (Actual)	$ 257,636	$ 234,374		$ 482,123	$ 444,726	
Revenue from acquisitions prior to ownership	-	10,402		-	20,792	
Revenue from dispositions	-	(232)		-	(7,359)	
Lease revenue intangible amortization	(47)	(33)		50	1,825	
Comparable Hotels Total Revenue	$ 257,589	$ 244,511		$ 482,173	$ 459,984	
Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$ 105,574	$ 93,805		$ 189,012	$ 170,455	
AHEBITDA from acquisitions prior to ownership	-	4,270		-	8,529	
AHEBITDA from dispositions	-	34		-	(2,023)	
Comparable Hotels AHEBITDA	$ 105,574	$ 98,109		$ 189,012	$ 176,961	

Note: Comparable Hotels is defined as the 179 hotels owned by the Company as of June 30, 2016. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel at the time of acquisition and have not been audited or adjusted. Reconciliation of Net Income to Non-GAAP financial measures is included in prior pages.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC.
COMPARABLE HOTELS QUARTERLY OPERATING METRICS AND STATISTICAL DATA
(Unaudited) (in thousands except statistical data)

	Three Months Ended							
	9/30/2014	12/31/2014	3/31/2015	6/30/2015	9/30/2015	12/31/2015	3/31/2016	6/30/2016
Room revenue	$ 210,503	$ 179,870	$ 194,682	$ 224,168	$ 227,648	$ 193,148	$ 206,150	$ 237,340
Other revenue	18,751	19,559	20,791	20,343	19,142	20,290	18,434	20,249
Total revenue	229,254	199,429	215,473	244,511	246,790	213,438	224,584	257,589
Total operating expenses	140,683	129,341	136,621	146,402	148,172	138,535	141,146	152,015
Adjusted Hotel EBITDA	$ 88,571	$ 70,088	$ 78,852	$ 98,109	$ 98,618	$ 74,903	$ 83,438	$ 105,574
Adjusted Hotel EBITDA Margin %	38.6%	35.1%	36.6%	40.1%	40.0%	35.1%	37.2%	41.0%
ADR (Comparable Hotels)	$ 126.89	$ 121.59	$ 127.69	$ 131.97	$ 133.91	$ 127.12	$ 133.16	$ 138.16
Occupancy (Comparable Hotels)	79.9%	71.0%	74.3%	81.9%	80.6%	71.9%	74.1%	82.2%
RevPAR (Comparable Hotels)	$ 101.36	$ 86.30	$ 94.90	$ 108.09	$ 107.93	$ 91.43	$ 98.66	$ 113.59
ADR (Actual)	$ 124.47	$ 119.30	$ 125.49	$ 131.33	$ 133.18	$ 127.04	$ 133.16	$ 138.16
Occupancy (Actual)	79.5%	70.7%	73.6%	81.8%	80.5%	71.9%	74.1%	82.2%
RevPAR (Actual)	$ 98.94	$ 84.29	$ 92.30	$ 107.43	$ 107.19	$ 91.36	$ 98.66	$ 113.59

Reconciliation to Actual Results

	9/30/2014	12/31/2014	3/31/2015	6/30/2015	9/30/2015	12/31/2015	3/31/2016	6/30/2016
Total Revenue (Actual)	$ 231,884	$ 202,323	$ 210,352	$ 234,374	$ 240,555	$ 213,033	$ 224,487	$ 257,636
Revenue from acquisitions prior to ownership	10,867	8,930	10,390	10,402	6,268	438	-	-
Revenue from dispositions	(13,639)	(11,966)	(7,127)	(232)	-	-	-	-
Lease revenue intangible amortization	142	142	1,858	(33)	(33)	(33)	97	(47)
Comparable Hotels Total Revenue	$ 229,254	$ 199,429	$ 215,473	$ 244,511	$ 246,790	$ 213,438	$ 224,584	$ 257,589
Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$ 89,252	$ 71,073	$ 76,650	$ 93,805	$ 95,738	$ 74,790	$ 83,438	$ 105,574
AHEBITDA from acquisitions prior to ownership	4,309	2,987	4,259	4,270	2,880	113	-	-
AHEBITDA from dispositions	(4,990)	(3,972)	(2,057)	34	-	-	-	-
Comparable Hotels AHEBITDA	$ 88,571	$ 70,088	$ 78,852	$ 98,109	$ 98,618	$ 74,903	$ 83,438	$ 105,574

Note: Comparable Hotels is defined as the 179 hotels owned by the Company as of June 30, 2016. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel at the time of acquisition and have not been audited or adjusted. Reconciliation of Net Income to Non-GAAP financial measures is included in prior pages.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY AND APPLE REIT TEN COMPARABLE HOTELS OPERATING METRICS BY REGION THREE MONTHS ENDED JUNE 30
(Unaudited)

Region/State	# of Hotels	Occupancy Q2 2016	Occupancy Q2 2015	Occupancy % Change	Average Daily Rate Q2 2016	Average Daily Rate Q2 2015	Average Daily Rate % Change	RevPAR Q2 2016	RevPAR Q2 2015	RevPAR % Change	% of Adjusted Hotel EBITDA Q2 2016
East North Central											
Illinois	8	81.5%	82.3%	(1.0)%	$133.48	$134.02	(0.4)%	$108.78	$110.34	(1.4)%	4.2%
Indiana	4	80.6%	77.9%	3.5%	$132.16	$126.15	4.8%	$106.58	$98.32	8.4%	1.6%
Michigan	1	80.4%	77.8%	3.4%	$139.61	$127.68	9.3%	$112.26	$99.33	13.0%	0.5%
Ohio	2	76.9%	77.2%	(0.3)%	$124.97	$125.52	(0.4)%	$96.14	$96.90	(0.8)%	0.7%
East North Central Total	15	80.7%	80.4%	0.4%	$132.71	$130.93	1.4%	$107.16	$105.31	1.8%	7.0%
East South Central											
Alabama	13	80.0%	80.4%	(0.5)%	$110.68	$107.52	2.9%	$88.59	$86.48	2.4%	3.0%
Mississippi	2	71.9%	81.5%	(11.7)%	$110.11	$107.85	2.1%	$79.20	$87.87	(9.9)%	0.4%
Tennessee	12	87.2%	87.2%	0.1%	$149.71	$143.27	4.5%	$130.57	$124.87	4.6%	6.1%
East South Central Total	27	83.1%	83.8%	(0.9)%	$130.87	$125.89	4.0%	$108.74	$105.51	3.1%	9.5%
Middle Atlantic											
New Jersey	5	83.9%	84.7%	(0.9)%	$140.27	$134.91	4.0%	$117.67	$114.23	3.0%	2.1%
New York	4	86.6%	83.4%	3.9%	$209.38	$206.06	1.6%	$181.41	$171.80	5.6%	1.6%
Pennsylvania	3	71.2%	74.5%	(4.4)%	$152.85	$145.09	5.3%	$108.87	$108.05	0.8%	1.2%
Middle Atlantic Total	12	81.7%	81.7%	0.0%	$168.65	$162.63	3.7%	$137.78	$132.83	3.7%	4.9%
Mountain											
Arizona	11	77.0%	67.7%	13.7%	$101.69	$99.17	2.5%	$78.29	$67.17	16.6%	2.8%
Colorado	4	83.2%	87.9%	(5.4)%	$153.22	$150.73	1.7%	$127.46	$132.51	(3.8)%	2.5%
Idaho	2	84.4%	83.0%	1.7%	$130.53	$113.34	15.2%	$110.23	$94.10	17.1%	1.5%
Utah	2	79.0%	79.7%	(0.9)%	$111.92	$101.54	10.2%	$88.37	$80.88	9.3%	0.6%
Mountain Total	19	79.7%	75.5%	5.5%	$118.83	$114.56	3.7%	$94.65	$86.53	9.4%	7.4%
New England											
Massachusetts	4	85.8%	84.3%	1.7%	$132.07	$126.25	4.6%	$113.25	$106.42	6.4%	1.6%
New England Total	4	85.8%	84.3%	1.7%	$132.07	$126.25	4.6%	$113.25	$106.42	6.4%	1.6%

Note: Comparable Hotels is defined as the 179 hotels owned by the Company and the 56 hotels owned by Apple REIT Ten as of June 30, 2016. For hotels acquired during the periods noted, the companies have included, as applicable, results of those hotels for periods prior to the companies' ownership, and for dispositions, results have been excluded for the companies' period of ownership. Results for periods prior to the companies' ownership have not been included in the companies' actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the companies' ownership are based on information from the prior owner of each hotel at the time of acquisition and have not been audited or adjusted. State categorization is based on STR, Inc. census region designation.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY AND APPLE REIT TEN COMPARABLE HOTELS OPERATING METRICS BY REGION THREE MONTHS ENDED JUNE 30
(Unaudited)

Region/State		Occupancy			Average Daily Rate			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q2 2016	Q2 2015	% Change	Q2 2016	Q2 2015	% Change	Q2 2016	Q2 2015	% Change	Q2 2016
Pacific											
Alaska	1	86.3%	89.0%	(3.0)%	$217.19	$223.66	(2.9)%	$187.52	$199.11	(5.8)%	1.0%
California	27	86.1%	85.3%	1.0%	$159.54	$143.20	11.4%	$137.44	$122.19	12.5%	16.7%
Washington	4	87.1%	90.0%	(3.3)%	$183.53	$176.46	4.0%	$159.77	$158.82	0.6%	3.4%
Pacific Total	32	86.3%	86.1%	0.2%	$164.88	$151.18	9.1%	$142.25	$130.18	9.3%	21.1%
South Atlantic											
Florida	23	84.0%	84.9%	(1.0)%	$125.21	$123.40	1.5%	$105.17	$104.73	0.4%	8.1%
Georgia	5	74.0%	78.8%	(6.2)%	$112.35	$106.24	5.7%	$83.10	$83.74	(0.8)%	1.1%
Maryland	2	85.1%	80.8%	5.3%	$145.90	$135.17	7.9%	$124.13	$109.19	13.7%	1.0%
North Carolina	12	83.2%	80.8%	2.9%	$120.37	$118.30	1.8%	$100.10	$95.57	4.7%	4.2%
South Carolina	5	86.3%	85.6%	0.9%	$124.89	$118.06	5.8%	$107.80	$101.02	6.7%	1.8%
Virginia	16	79.0%	79.2%	(0.2)%	$141.77	$136.02	4.2%	$112.05	$107.72	4.0%	9.2%
South Atlantic Total	63	81.8%	81.9%	0.0%	$129.53	$125.57	3.2%	$106.01	$102.80	3.1%	25.4%
West North Central											
Iowa	3	79.3%	80.0%	(0.9)%	$115.91	$113.47	2.2%	$91.88	$90.73	1.3%	0.8%
Kansas	4	75.2%	79.2%	(5.0)%	$110.76	$106.95	3.6%	$83.34	$84.74	(1.7)%	0.7%
Minnesota	2	77.3%	75.1%	3.0%	$120.63	$117.67	2.5%	$93.25	$88.35	5.6%	0.5%
Missouri	4	84.7%	86.2%	(1.8)%	$141.60	$140.06	1.1%	$119.91	$120.78	(0.7)%	1.9%
Nebraska	4	81.9%	80.9%	1.2%	$172.64	$157.92	9.3%	$141.41	$127.80	10.6%	3.1%
West North Central Total	17	80.4%	81.1%	(0.9)%	$139.21	$132.78	4.8%	$111.93	$107.74	3.9%	7.0%
West South Central											
Arkansas	4	77.2%	75.7%	2.0%	$118.24	$115.23	2.6%	$91.31	$87.28	4.6%	1.1%
Louisiana	4	76.2%	82.2%	(7.4)%	$136.40	$130.25	4.7%	$103.92	$107.11	(3.0)%	1.7%
Oklahoma	4	83.0%	83.0%	0.0%	$143.09	$138.12	3.6%	$118.70	$114.61	3.6%	2.1%
Texas	34	79.9%	80.0%	0.0%	$125.43	$123.53	1.5%	$100.27	$98.79	1.5%	11.2%
West South Central Total	46	79.7%	80.2%	(0.6)%	$127.70	$125.08	2.1%	$101.75	$100.28	1.5%	16.1%
Total Portfolio	235	81.9%	81.7%	0.3%	$137.05	$131.47	4.2%	$112.23	$107.36	4.5%	100.0%

Note: Comparable Hotels is defined as the 179 hotels owned by the Company and the 56 hotels owned by Apple REIT Ten as of June 30, 2016. For hotels acquired during the periods noted, the companies have included, as applicable, results of those hotels for periods prior to the companies' ownership, and for dispositions, results have been excluded for the companies' period of ownership. Results for periods prior to the companies' ownership have not been included in the companies' actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the companies' ownership are based on information from the prior owner of each hotel at the time of acquisition and have not been audited or adjusted. State categorization is based on STR, Inc. census region designation.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY AND APPLE REIT TEN COMPARABLE HOTELS OPERATING METRICS BY REGION SIX MONTHS ENDED JUNE 30
(Unaudited)

Region/State	# of Hotels	Occupancy YTD 2016	Occupancy YTD 2015	Occupancy % Change	Average Daily Rate YTD 2016	Average Daily Rate YTD 2015	Average Daily Rate % Change	RevPAR YTD 2016	RevPAR YTD 2015	RevPAR % Change	% of Adjusted Hotel EBITDA YTD 2016
East North Central											
Illinois	8	70.7%	75.0%	(5.7)%	$127.43	$126.98	0.4%	$90.14	$95.21	(5.3)%	3.3%
Indiana	4	74.7%	74.1%	0.8%	$125.02	$119.32	4.8%	$93.42	$88.42	5.6%	1.4%
Michigan	1	75.0%	75.0%	0.0%	$138.05	$124.89	10.5%	$103.54	$93.68	10.5%	0.5%
Ohio	2	69.8%	69.9%	(0.2)%	$123.62	$124.09	(0.4)%	$86.30	$86.77	(0.5)%	0.6%
East North Central Total	15	71.7%	74.2%	(3.3)%	$127.22	$124.80	1.9%	$91.26	$92.59	(1.4)%	5.8%
East South Central											
Alabama	13	75.7%	75.6%	0.2%	$109.52	$106.76	2.6%	$82.92	$80.66	2.8%	3.0%
Mississippi	2	70.4%	80.0%	(12.0)%	$109.70	$107.78	1.8%	$77.23	$86.23	(10.4)%	0.4%
Tennessee	12	80.9%	81.8%	(1.1)%	$144.57	$139.39	3.7%	$117.01	$114.06	2.6%	5.8%
East South Central Total	27	78.0%	78.9%	(1.2)%	$127.49	$123.52	3.2%	$99.40	$97.49	2.0%	9.2%
Middle Atlantic											
New Jersey	5	76.2%	75.2%	1.4%	$137.56	$132.47	3.8%	$104.87	$99.58	5.3%	1.8%
New York	4	80.7%	77.8%	3.7%	$190.62	$189.36	0.7%	$153.77	$147.28	4.4%	0.9%
Pennsylvania	3	64.3%	67.1%	(4.1)%	$149.50	$142.81	4.7%	$96.17	$95.83	0.4%	1.1%
Middle Atlantic Total	12	74.8%	74.1%	1.0%	$160.14	$155.69	2.9%	$119.81	$115.32	3.9%	3.8%
Mountain											
Arizona	11	79.7%	74.6%	6.8%	$123.99	$124.25	(0.2)%	$98.82	$92.71	6.6%	4.9%
Colorado	4	76.8%	78.4%	(2.0)%	$144.24	$144.49	(0.2)%	$110.81	$113.22	(2.1)%	2.1%
Idaho	2	80.2%	73.9%	8.5%	$125.52	$111.70	12.4%	$100.68	$82.56	21.9%	1.5%
Utah	2	71.5%	75.2%	(4.9)%	$108.38	$103.14	5.1%	$77.51	$77.57	(0.1)%	0.5%
Mountain Total	19	78.4%	75.4%	4.0%	$127.07	$124.77	1.8%	$99.60	$94.03	5.9%	9.0%
New England											
Massachusetts	4	77.7%	75.6%	2.7%	$129.42	$122.81	5.4%	$100.53	$92.88	8.2%	1.4%
New England Total	4	77.7%	75.6%	2.7%	$129.42	$122.81	5.4%	$100.53	$92.88	8.2%	1.4%

Note: Comparable Hotels is defined as the 179 hotels owned by the Company and the 56 hotels owned by Apple REIT Ten as of June 30, 2016. For hotels acquired during the periods noted, the companies have included, as applicable, results of those hotels for periods prior to the companies' ownership, and for dispositions, results have been excluded for the companies' period of ownership. Results for periods prior to the companies' ownership have not been included in the companies' actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the companies' ownership are based on information from the prior owner of each hotel at the time of acquisition and have not been audited or adjusted. State categorization is based on STR, Inc. census region designation.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY AND APPLE REIT TEN COMPARABLE HOTELS OPERATING METRICS BY REGION SIX MONTHS ENDED JUNE 30
(Unaudited)

Region/State	# of Hotels	Occupancy YTD 2016	Occupancy YTD 2015	Occupancy % Change	Average Daily Rate YTD 2016	Average Daily Rate YTD 2015	Average Daily Rate % Change	RevPAR YTD 2016	RevPAR YTD 2015	RevPAR % Change	% of Adjusted Hotel EBITDA YTD 2016
Pacific											
Alaska	1	76.6%	85.3%	(10.3)%	$190.12	$191.74	(0.8)%	$145.57	$163.60	(11.0)%	0.7%
California	27	84.7%	82.5%	2.7%	$157.65	$140.26	12.4%	$133.59	$115.70	15.5%	18.3%
Washington	4	80.0%	85.2%	(6.1)%	$169.09	$163.94	3.1%	$135.33	$139.73	(3.1)%	3.0%
Pacific Total	32	83.8%	83.0%	1.0%	$160.19	$145.64	10.0%	$134.26	$120.84	11.1%	22.0%
South Atlantic											
Florida	23	85.1%	86.5%	(1.6)%	$138.37	$135.35	2.2%	$117.74	$117.05	0.6%	10.9%
Georgia	5	73.0%	77.1%	(5.4)%	$109.82	$105.06	4.5%	$80.18	$81.05	(1.1)%	1.1%
Maryland	2	73.9%	67.0%	10.4%	$133.78	$128.23	4.3%	$98.85	$85.86	15.1%	0.7%
North Carolina	12	77.2%	76.0%	1.6%	$112.75	$110.70	1.9%	$87.03	$84.10	3.5%	3.7%
South Carolina	5	81.7%	79.7%	2.5%	$117.92	$112.56	4.8%	$96.33	$89.68	7.4%	1.7%
Virginia	16	72.2%	71.5%	1.1%	$132.92	$127.78	4.0%	$95.98	$91.31	5.1%	7.8%
South Atlantic Total	63	78.3%	78.1%	0.2%	$129.34	$125.46	3.1%	$101.22	$98.02	3.3%	25.9%
West North Central											
Iowa	3	72.7%	72.7%	0.0%	$115.12	$112.97	1.9%	$83.71	$82.18	1.9%	0.7%
Kansas	4	67.0%	73.4%	(8.7)%	$108.42	$105.01	3.2%	$72.67	$77.09	(5.7)%	0.6%
Minnesota	2	73.1%	69.3%	5.5%	$117.75	$115.70	1.8%	$86.13	$80.24	7.3%	0.5%
Missouri	4	76.1%	79.5%	(4.3)%	$133.21	$132.68	0.4%	$101.33	$105.43	(3.9)%	1.7%
Nebraska	4	75.8%	75.3%	0.7%	$147.71	$140.15	5.4%	$111.92	$105.49	6.1%	2.3%
West North Central Total	17	73.4%	74.9%	(2.1)%	$128.79	$125.00	3.0%	$94.51	$93.67	0.9%	5.8%
West South Central											
Arkansas	4	68.2%	68.7%	(0.7)%	$115.98	$114.22	1.5%	$79.14	$78.45	0.9%	1.0%
Louisiana	4	75.7%	81.1%	(6.7)%	$134.91	$133.54	1.0%	$102.08	$108.35	(5.8)%	1.9%
Oklahoma	4	80.0%	77.9%	2.6%	$138.81	$134.95	2.9%	$111.00	$105.19	5.5%	2.0%
Texas	34	77.1%	78.1%	(1.3)%	$125.45	$124.39	0.9%	$96.68	$97.14	(0.5)%	12.2%
West South Central Total	46	76.6%	77.7%	(1.4)%	$127.08	$125.67	1.1%	$97.31	$97.64	(0.3)%	17.1%
Total Portfolio	235	77.7%	77.8%	(0.1)%	$134.98	$129.86	3.9%	$104.93	$101.07	3.8%	100.0%

Note: Comparable Hotels is defined as the 179 hotels owned by the Company and the 56 hotels owned by Apple REIT Ten as of June 30, 2016. For hotels acquired during the periods noted, the companies have included, as applicable, results of those hotels for periods prior to the companies' ownership, and for dispositions, results have been excluded for the companies' period of ownership. Results for periods prior to the companies' ownership have not been included in the companies' actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the companies' ownership are based on information from the prior owner of each hotel at the time of acquisition and have not been audited or adjusted. State categorization is based on STR, Inc. census region designation.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY AND APPLE REIT TEN COMPARABLE HOTELS OPERATING METRICS BY CHAIN SCALE THREE MONTHS ENDED JUNE 30
(Unaudited)

Chain Scale/Brand		Occupancy			Average Daily Rate			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q2 2016	Q2 2015	% Change	Q2 2016	Q2 2015	% Change	Q2 2016	Q2 2015	% Change	Q2 2016
Upscale											
Courtyard	39	78.3%	77.5%	1.0%	$146.21	$139.54	4.8%	$114.50	$108.18	5.8%	19.9%
Hilton Garden Inn	41	82.5%	82.8%	(0.5)%	$136.31	$131.71	3.5%	$112.39	$109.11	3.0%	19.5%
Homewood Suites	34	85.4%	85.9%	(0.5)%	$136.78	$130.83	4.5%	$116.87	$112.34	4.0%	12.3%
Residence Inn	32	84.0%	84.0%	0.0%	$146.00	$139.74	4.5%	$122.61	$117.40	4.4%	14.6%
SpringHill Suites	17	80.5%	80.9%	(0.5)%	$122.63	$109.45	12.0%	$98.67	$88.51	11.5%	6.5%
Upscale Total	163	82.0%	82.0%	0.0%	$139.14	$132.73	4.8%	$114.08	$108.85	4.8%	72.8%
Upper Midscale											
Fairfield Inn/Fairfield Inn & Suites	11	80.1%	78.8%	1.6%	$118.40	$113.27	4.5%	$94.81	$89.28	6.2%	3.4%
Hampton Inn/Hampton Inn & Suites	36	83.6%	82.7%	1.0%	$130.80	$126.56	3.3%	$109.34	$104.72	4.4%	13.7%
Home2 Suites	5	90.8%	85.7%	6.0%	$126.35	$120.90	4.5%	$114.76	$103.62	10.7%	2.1%
TownePlace Suites	12	80.9%	80.2%	0.8%	$103.21	$98.57	4.7%	$83.48	$79.08	5.6%	2.9%
Upper Midscale Total	64	83.1%	81.8%	1.5%	$124.05	$119.35	3.9%	$103.05	$97.68	5.5%	22.1%
Upper Upscale											
Embassy Suites	2	87.2%	87.5%	(0.3)%	$178.23	$179.36	(0.6)%	$155.48	$156.98	(1.0)%	1.4%
Hilton	1	83.8%	79.6%	5.2%	$171.11	$166.82	2.6%	$143.31	$132.82	7.9%	0.9%
Marriott	4	69.9%	71.6%	(2.4)%	$137.28	$136.01	0.9%	$95.91	$97.38	(1.5)%	2.9%
Renaissance	1	87.4%	89.6%	(2.6)%	$287.22	$284.14	1.1%	$250.91	$254.73	(1.5)%	(0.1)%
Upper Upscale Total	8	76.3%	77.1%	(1.1)%	$167.93	$166.47	0.9%	$128.08	$128.41	(0.3)%	5.1%
Total Portfolio	235	81.9%	81.7%	0.3%	$137.05	$131.47	4.2%	$112.23	$107.36	4.5%	100.0%

Note: Comparable Hotels is defined as the 179 hotels owned by the Company and the 56 hotels owned by Apple REIT Ten as of June 30, 2016. For hotels acquired during the periods noted, the companies have included, as applicable, results of those hotels for periods prior to the companies' ownership, and for dispositions, results have been excluded for the companies' period of ownership. Results for periods prior to the companies' ownership have not been included in the companies' actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the companies' ownership are based on information from the prior owner of each hotel at the time of acquisition and have not been audited or adjusted. Brand categorization is based on STR, Inc. chain scale designation.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY AND APPLE REIT TEN COMPARABLE HOTELS OPERATING METRICS BY CHAIN SCALE SIX MONTHS ENDED JUNE 30
(Unaudited)

Chain Scale/Brand		Occupancy			Average Daily Rate			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2016	YTD 2015	% Change	YTD 2016	YTD 2015	% Change	YTD 2016	YTD 2015	% Change	YTD 2016
Upscale											
Courtyard	39	74.5%	73.7%	1.0%	$142.05	$135.58	4.8%	$105.76	$99.90	5.9%	19.8%
Hilton Garden Inn	41	77.2%	78.3%	(1.4)%	$134.11	$130.75	2.6%	$103.51	$102.33	1.1%	19.0%
Homewood Suites	34	82.3%	81.6%	1.0%	$138.40	$132.78	4.2%	$113.97	$108.30	5.2%	13.1%
Residence Inn	32	80.5%	81.8%	(1.6)%	$143.66	$137.13	4.8%	$115.61	$112.11	3.1%	14.8%
SpringHill Suites	17	77.0%	75.7%	1.7%	$120.42	$107.57	11.9%	$92.71	$81.41	13.9%	6.5%
Upscale Total	163	78.0%	78.0%	(0.1)%	$137.17	$131.24	4.5%	$106.96	$102.41	4.4%	73.2%
Upper Midscale											
Fairfield Inn/Fairfield Inn & Suites	11	79.0%	78.5%	0.7%	$118.82	$113.19	5.0%	$93.84	$88.80	5.7%	3.6%
Hampton Inn/Hampton Inn & Suites	36	77.8%	78.4%	(0.7)%	$129.82	$126.48	2.6%	$101.04	$99.13	1.9%	13.7%
Home2 Suites	5	85.8%	82.4%	4.1%	$122.07	$117.77	3.6%	$104.76	$97.09	7.9%	2.1%
TownePlace Suites	12	77.3%	76.7%	0.9%	$101.35	$97.56	3.9%	$78.39	$74.79	4.8%	3.0%
Upper Midscale Total	64	78.5%	78.4%	0.2%	$122.78	$118.80	3.4%	$96.42	$93.15	3.5%	22.4%
Upper Upscale											
Embassy Suites	2	81.1%	86.1%	(5.9)%	$169.87	$166.40	2.1%	$137.69	$143.35	(3.9)%	1.2%
Hilton	1	80.3%	79.3%	1.3%	$171.77	$166.28	3.3%	$137.97	$131.80	4.7%	1.0%
Marriott	4	66.0%	66.9%	(1.3)%	$136.27	$135.63	0.5%	$89.96	$90.75	(0.9)%	2.8%
Renaissance	1	83.5%	83.5%	0.0%	$248.97	$249.50	(0.2)%	$207.82	$208.21	(0.2)%	(0.6)%
Upper Upscale Total	8	72.1%	73.4%	(1.7)%	$161.26	$159.50	1.1%	$116.23	$116.99	(0.7)%	4.4%
Total Portfolio	235	77.7%	77.8%	(0.1)%	$134.98	$129.86	3.9%	$104.93	$101.07	3.8%	100.0%

Note: Comparable Hotels is defined as the 179 hotels owned by the Company and the 56 hotels owned by Apple REIT Ten as of June 30, 2016. For hotels acquired during the periods noted, the companies have included, as applicable, results of those hotels for periods prior to the companies' ownership, and for dispositions, results have been excluded for the companies' period of ownership. Results for periods prior to the companies' ownership have not been included in the companies' actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the companies' ownership are based on information from the prior owner of each hotel at the time of acquisition and have not been audited or adjusted. Brand categorization is based on STR, Inc. chain scale designation.

MANAGEMENT COMPANIES

TOP 11 APPLE HOSPITALITY OPERATORS AS OF SEPTEMBER 1, 2016

Rank	Company Name	Total # of Properties (1)	% of Apple Hospitality Portfolio (2)	Apple Hospitality's % of Operator's Portfolio (2)
1	LBA	39	17%	61%
2	White Lodging	29	12%	18%
3	Dimension	24	10%	44%
4	McKibbon	18	8%	20%
5	Western	17	7%	47%
6	Marriott	14	6%	2%
7	Raymond	14	6%	44%
8	Crestline	9	4%	8%
9	Newport	9	4%	25%
10	North Central	9	4%	32%
11	Vista Host	9	4%	32%

100% of Apple Hospitality's portfolio operated by 3rd party property managers

93% independent of brand management(2)

22 operating companies provide a platform for comparative analytics and shared best practices

23% of operators' portfolios represented by Apple Hospitality on average, excluding brands(2)

Scale within our management companies' portfolios provides for substantial influence

(1) Number of properties managed for Apple Hospitality.
(2) Calculated based on number of hotels.

DEFINITIONS

Non-GAAP Financial Measures

The Company considers the following non-GAAP financial measures useful to investors as key supplemental measures of its operating performance: Funds from Operations ("FFO"); Modified FFO ("MFFO"); Earnings before Interest, Income Taxes, Depreciation and Amortization ("EBITDA"); Adjusted EBITDA ("Adjusted EBITDA"); and Adjusted Hotel EBITDA ("Adjusted Hotel EBITDA"). These non-GAAP financial measures should be considered along with, but not as alternatives to, net income, cash flow from operations or any other operating GAAP measure. FFO, MFFO, EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA are not necessarily indicative of funds available to fund the Company's cash needs, including its ability to make cash distributions. Although FFO, MFFO, EBITDA, Adjusted EBITDA, and Adjusted Hotel EBITDA, as calculated by the Company, may not be comparable to FFO, MFFO, EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA as reported by other companies that do not define such terms exactly as the Company defines such terms, the Company believes these supplemental measures are useful to investors when comparing the Company's results between periods and with other REITs.

EBITDA, Adjusted EBITDA, and Adjusted Hotel EBITDA

EBITDA is a commonly used measure of performance in many industries and is defined as net income excluding interest, income taxes and depreciation and amortization. The Company believes EBITDA is useful to investors because it helps the Company and its investors evaluate the ongoing operating performance of the Company by removing the impact of its capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization). In addition, certain covenants included in the Company's indebtedness use EBITDA, as defined in the specific credit agreement, as a measure of financial compliance.

The Company considers the exclusion of certain additional items from EBITDA (Adjusted EBITDA) useful, including (i) the exclusion of transaction costs and gains or losses from sales of real estate as these do not represent ongoing operations and (ii) the exclusion of non-cash straight-line ground lease expense as this expense does not reflect the underlying performance of the related hotels.

The Company further excludes actual corporate-level general and administrative expense for the Company from Adjusted EBITDA (Adjusted Hotel EBITDA) to isolate property-level operational performance over which the Company's hotel operators have direct control. The Company believes Adjusted Hotel EBITDA provides useful supplemental information to investors regarding operating performance, and is used by management to measure the performance of the Company's hotels and effectiveness of the operators of the hotels.

DEFINITIONS (CONTINUED)

FFO and MFFO

The Company calculates and presents FFO in accordance with standards established by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income (computed in accordance with generally accepted accounting principles ("GAAP")), excluding gains or losses from sales of real estate, extraordinary items as defined by GAAP, the cumulative effect of changes in accounting principles, plus real estate related depreciation, amortization and impairments, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real estate company's operations. The Company further believes that by excluding the effects of these items, FFO is useful to investors in comparing its operating performance between periods and between REITs that report FFO using the NAREIT definition, even though FFO does not represent an amount that accrues directly to common shareholders.

The Company further adjusts FFO (MFFO) for certain additional items that are not in NAREIT's definition of FFO, including: (i) the exclusion of transaction costs as these do not represent ongoing operations and (ii) the exclusion of non-cash straight-line ground lease expense as this expense does not reflect the underlying performance of the related hotels. The Company presents MFFO when evaluating its performance because it believes that it provides further useful supplemental information to investors regarding its ongoing operating performance.

Comparable Hotels

Comparable Hotels is defined as the hotels owned by the Company (and where noted Apple REIT Ten) as of the date referenced. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel at the time of acquisition and have not been audited or adjusted.

Common Shares

On May 18, 2015, the Company implemented a 50% reverse share split which is reflected in share or per share amounts in this presentation. On September 1, 2016, the Company issued approximately 49 million common shares in conjunction with the Apple REIT Ten merger.

TRADEMARK INFORMATION

"Courtyard by Marriott®," "Fairfield Inn by Marriott®," "Fairfield Inn & Suites by Marriott®," "Marriott® Hotels," "Renaissance® Hotels," "Residence Inn by Marriott®," "SpringHill Suites by Marriott®," and "TownePlace Suites by Marriott®" are each a registered trademark of Marriott International, Inc. or one of its affiliates. All references to "Marriott®" mean Marriott International, Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Marriott® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Marriott®'s relationship with Apple Hospitality REIT, Inc. or otherwise. Marriott® was not involved in any way, whether as an "issuer" or "underwriter" or otherwise, in the Apple Hospitality REIT offering and received no proceeds from the offering. Marriott® has not expressed any approval or disapproval regarding this presentation, and the grant by Marriott® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Marriott® has not assumed and shall not have any liability in connection with this presentation.

"Embassy Suites by Hilton®," "Hampton Inn by Hilton®," "Hampton Inn & Suites by Hilton®," "Hilton®," "Hilton Garden Inn®," "Home2 Suites by Hilton®," and "Homewood Suites by Hilton®" are each a registered trademark of Hilton Worldwide Holdings Inc. or one of its affiliates. All references to "Hilton®" mean Hilton Worldwide Holdings Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hilton® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Hilton®'s relationship with Apple Hospitality REIT, Inc., or otherwise. Hilton® was not involved in any way, whether as an "issuer" or "underwriter" or otherwise, in the Apple Hospitality REIT offering and received no proceeds from the offering. Hilton® has not expressed any approval or disapproval regarding this presentation, and the grant by Hilton® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Hilton® has not assumed and shall not have any liability in connection with this presentation.

APPLE HOSPITALITY REIT

CONTACT INFORMATION

814 East Main Street
Richmond, VA 23219

(804) 344-8121

www.applehospitalityreit.com